June 9, 2015 Morgan Stanley Financial Services Conference Bruce Van Saun Chairman and Chief Executive Officer Exhibit 99.1

Forward-looking statements
Forward-Looking Statements
This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,”
“will,” “should,” “would,” and “could.”
Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;
the rate of growth in the economy and employment levels, as well as general business and economic conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;
liabilities resulting from litigation and regulatory investigations;
our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;
the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank products and services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s ability to identify and manage these and other risks; and
any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (“RBS”)
In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS's remaining ownership of our common stock remains uncertain, and we have no control over the manner in which
RBS may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.
More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the
year ended December 31, 2014,
filed with the United States Securities and Exchange Commission on March 3, 2015.

Building a top-performing regional bank 2 Where we are now Where we are going Where we’ve come from

Aspire to be a top-performing regional bank, delivering well for all stakeholders Colleagues Regulators Investors Communities & Society Customer-centric culture Customers 3

Building a top-performing regional bank

Where we’ve come from
Lagging revenue productivity
-
Under-levered balance sheet
-
Lack of scale in key businesses
-
Sub-optimal asset mix/risk appetite
-
Product and customer proposition
behind peers
-
Under investment in brand
Lagging technology investment and
sub-optimal expense investment
Inconsistent and non-comprehensive
risk framework
Immature governance and reporting
capabilities
Need for greater accountability and
sense of urgency
Where we are now
Developed and implemented a plan to
address underlying issues and grow
revenues
-
Just entering “middle innings”
-
Making steady progress
-
Target meaningful operating leverage
during the turnaround phase
Have invested $500 million above natural
technology spend level over past 5 years
-
Efficiency initiatives are self-funding
growth initiatives
Significant efforts in progress to
advance risk/regulatory capabilities
Fully developed reporting capabilities;
well-functioning Board and executive
team
Preserving “3C” historical culture while
improving execution effectiveness
Where we’re going
Well-balanced Commercial and
Consumer business mix
-
Leading customer service and value
proposition
-
Capital deployment that delivers
optimal risk-adjusted returns, NIM,
cross sell
-
Organic growth focus
-
Powerful, respected brand
Technology platform that is customer-
centric, reliable, resilient and efficient
Fully capable of meeting rising
regulatory expectations; strong
embedded risk culture
Commitment to leadership excellence;
widely respected, transparent reporting
Top quartile rank –
Organizational
Health Index, employee engagement

Building a top-performing regional bank
Building out a high-performing risk, governance and regulatory framework
Building out a comprehensive enterprise-wide technology/data platform
Building out customer-centric commitment with improved products and brand
Building scale in key businesses to optimize revenues
Blueprint calls for building a strong foundation
Building a strong team and culture

Consumer

Commercial

Citizens Financial Group, Inc.

Building scale in key businesses to optimize revenues

Where we are now
Where we’re going
Where we’ve come from
Lack of scale in key businesses
Delivering solid progress
Under-scale in mortgage
Mortgage LOs up 84, or 23%, YoY
to
442; origination volume up 87% YoY
Targeting ~700 loan officers and top-12
bank mortgage originator;  ~65%
conforming production. Key consumer
product and fee business
Note: Year-over-year comparisons are based on 1Q14 to 1Q15
1)
Thomson Reuters LPC, 2014-1Q15 data. Based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
At full scale in key activities,
oriented to serve customers well
Missing out on corporate opportunities
Limited capital markets capabilities
Underinvestment in Treasury Solutions
and Global Markets
Fully built out coverage model across
Middle Market, Mid-Corporate, and
Verticals
Broader product set across Capital and
Global Markets products; market share
gains
Targeting 2% industry market share in
Treasury Solutions (vs. 1% today)
Expanding Mid-Corporate platform and
Specialty Verticals
Added 11 RMs YoY
Consistent middle-market league table
ranking of 5-8 nationally
Treasury Solutions beginning to see
benefit of recent people and
technology investments; Global
Markets separating from RBS and
expanding capabilities
Outdated auto  platform limited to
lower-return super prime space, too
few dealer partnerships
Limited student loan offering
Underinvested in Business Banking and
Wealth
Targeting 10%+ market share of the
attractive private student loan market
~400 Business Bankers,
~500 Wealth Managers and
~600 Licensed Bankers
Target high single to-low double digit
revenue CAGR
New auto platform and presence in 43
states with over 6,700 dealers;
Originations up 9% YoY
New Education Refinance and Parent
Loans; partnered with over 1,300
universities nationally
Hired 16 Business Banking RMs, 28
wealth managers and 198 licensed
bankers over the past year
43 state geography and ~7,000 dealer
partnerships; prime/super prime; top
12 bank auto originator

Corporate

Consumer

Commercial

Citizens Financial Group, Inc.

Where we are now
Where we’re going
Where we’ve come from
Product and customer proposition
behind peers
Making steady progress
Limited customer value proposition
Focus on product sales vs. building
deep customer relationships
Limited marketing to support brand and
products
Technology capabilities not customer
centric nor joined up
Leveraging segmentation and customer
insights to build strong value
propositions and better target
customers
Aligning product, marketing,
technology, and talent to deliver
differentiated customer experiences
Leader in serving customers well; gain
trusting, deep, lasting relationships
Deliver strong value proposition across
all customer channels, leverage
powerful brand
Leading customer service and value
proposition
Several years of household attrition in
Consumer despite strong customer
loyalty reflecting product and customer
experience issues
Limited one-size fits all product sets
with limited ability to target and
measure cross-sell and cost to serve
Built out experienced coverage banking
force committed to “thought leadership”
Committed to relationship profitability
model
Invested heavily in Capital Markets, Global
Markets, and Treasury Solutions
capabilities to strengthen value proposition
Improved customer satisfaction scores
faster than peers over past two years
Launched new “Bank Better” initiative
in 2014 driving improved HH acquisition
-
New product innovation -
“One
Deposit” checking; Education
Refinance loan; Cash Back Plus card
-
Launched “Ask a Citizen” campaign
to strengthen brand
Consistently deliver high level of
customer satisfaction and top 10 JD
Power rank
Continually innovate to keep up with
technology, product, and consumer
trends
Largely credit-focused platform with
limited cross sell
Lack of expertise in more complex
products, with few lead left
relationships
Highly respected commercial player
with great customer satisfaction and
broader product capabilities
Increased market share with higher
percentage of lead relationships
Building out customer-centric commitment with improved products and brand
1) Source: J.D. Power and Associates US Retail Bank Satisfaction Study Press Releases -- 2013, 2014 and 2015. Peers = Bank Region Averages in New England,
Mid-Atlantic and North Central Regions.
1

Where we are now
Where we’re going
Where we’ve come from
Lagging technology investment
Significant investments in
technology, largely caught up
Underinvested in technology as a
result of a focus on acquisitions
Outdated customer-facing and back
office platforms
Fragmented and complex
application and infrastructure
architecture
Limited investment in shared
capabilities, processes, and
standards to support efficiency,
stability, and control
Reliance on manual processes and
informal organizational relationships
to get work done
Limited operational data and cost
transparency to support decision
making and oversight
$1.3 billion spent on technology
since 2010
-
significantly improved
the risk and stability of the
technology landscape
-
Additional ~$275 million of
spending planned for 2015
Upgraded ATMs, launched new
commercial loan, branch teller,
contact center
and auto origination
platforms in 2013 and early 2014
Enhanced online and mobile
capabilities, built an award-winning
mobile banking application
Investing in treasury solutions and
capital markets technology to close
product gaps; retooling mortgage
platform
Focused on building out data
capabilities
Ensure delivery of a customer-
centric technology strategy
supporting “the best possible
banking experience”
Always on, always available
Quick to deliver results
Secure on every level
Complete view of the customer
Complete modernization of core
consumer systems, multi-channel
sales & service with shared
functionality
Seamless commercial systems that
allow for greater product depth and
cross sell
Able to actively adapt to a changing
technology environment to meet
customer needs and regulatory
expectations
Customer-centric, reliable, resilient
and efficient platform
Building out a comprehensive enterprise-wide technology/data platform

Where we are now
Where we’re going
Where we’ve come from
Inconsistent/Non-comprehensive
framework
Improving framework and risk
culture
Inadequate risk oversight and
governance
Underdeveloped risk culture and
framework; significant skill gaps
Substantial reliance on manual risk
processes and data analysis
Conservative risk appetite which
limited returns
Reactionary approach to risk and
regulatory challenges vs. proactive
identification and remediation
Strengthened Board and key
management; developed
comprehensive risk policies and
strong committee framework
Significant new hires and training to
close skill gaps; maturing skills and
competencies
Automation of risk processes and
data tracking, improving accuracy
and efficiency
Significant progress in developing
comprehensive risk appetite
framework, along with improved
capital planning
Stronger relationships with
regulators; making steady progress
in remediating legacy regulatory
issues
Fully functioning governance and
risk oversight framework
Active and comprehensive risk
culture; risk management is an
integral part of everyone’s job and
issues are escalated quickly to
ensure no surprises
Strong capabilities across all “3 lines
of defense”
Optimized capital deployment,
where risk appetite is aligned with
growth strategies and goals
Dynamic risk systems and reporting
with high-quality data to optimize
pricing decisions and risk-adjusted
returns
Strong risk/governance framework
with optimized capital deployment
Building out a high-performing risk, governance and regulatory framework

Subsidiary status and parent turmoil
created lack of focus on domestic
opportunities
Some difficulty in recruiting top
talent
Strong culture around 3 C’s, but lack
of urgency and accountability
Siloed
operating approach
Public company status has delivered
many benefits:
Turnaround plan benchmarked to
US peers, de-coupled from RBS
agenda
Opened up new recruiting
capacity (e.g., Eric Aboaf, Don
McCree)
Higher sense of urgency
Equity provides sense of
ownership, creates right
incentives
Fully aligned colleague base with
strategy and initiatives
Team working together well
Known for great leaders
Strong culture around customer
centricity, continuous improvement,
execution orientation, community
focus
Full sense of ownership and
accountability, strong risk
management
Where we are now
Where we’re going
Where we’ve come from
Subsidiary of large global bank
Progressing to full independence
Great place to work and
build a career
Building a strong team and culture

Balancing near-
and long-term considerations

Road map to top performing is comprehensive
Requires sustained focus, investment and execution
Milestones across all initiatives broadly met to date
Self funding necessary investments, delivering positive operating leverage
Environment is more subdued than anticipated when plan was developed
Negatives: Rates lower for longer, greater competition on loan spreads, mortgage market slow to build
Positives: Credit costs favorable partly due to lower rates
Initiatives will be managed dynamically based on market conditions, though “where we are going” remains the destination
Will adjust asset mix based on market conditions (e.g., lower SCUSA flow purchases given higher student loans, own auto)
Will adjust hiring targets to reflect market competition, may take longer on Mortgage and
Wealth
Developing new initiatives to help offset revenue pressures (loan spreads, mortgage market, lower rates for longer)
Important to show consistent financial improvement, while safeguarding the plan to build a sustainable, great franchise

Summary
We have the foundation for a great franchise, though much to do to tap full potential
Our turnaround plan addresses gaps/weaknesses on both a tactical and strategic level
We are focused on the keys to our long-term success: customer proposition, colleagues & culture, revenue growth/operating leverage, risk management and technology capability
We are executing well against our agenda, delivering near-term financial progress towards ambitious medium-term goals
Have the roadmap… executing well

Q&A 13

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